Exhibit 10.78

EXECUTION VERSION

SECOND AMENDMENT TO CLASS A-1 NOTE PURCHASE AGREEMENT

This Second Amendment to the Class A-1 Note Purchase Agreement, dated as of September 19, 2023 (this “Amendment”), is by and between DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., DOMINO’S PIZZA DISTRIBUTION LLC, and DOMINO’S IP HOLDER LLC, each as a co-issuer (collectively, the “Co-Issuers” and each a “Co-Issuer”), DOMINO’S PIZZA FRANCHISING LLC, DOMINO’S PIZZA INTERNATIONAL FRANCHISING INC., DOMINO’S PIZZA CANADIAN DISTRIBUTION ULC, DOMINO’S RE LLC, DOMINO’S EQ LLC, and DOMINO’S SPV GUARANTOR LLC, each as a guarantor (collectively, the “Guarantors” and each a “Guarantor”), DOMINO’S PIZZA LLC, as Manager (the “Manager”) and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH (the “Administrative Agent”) and acknowledged and agreed to by the Committed Note Purchasers party hereto.

RECITALS

WHEREAS, the parties hereto are parties to a Class A-1 Note Purchase Agreement (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Class A-1 NPA” and the Existing Class A-1 NPA, as amended by this Amendment, the “Amended Class A-1 NPA”), dated as of April 16, 2021, by and among the Co-Issuers, the Guarantors, the Manager, the Conduit Investors thereto, the Committed Note Purchasers thereto, the Funding Agents thereto and the Administrative Agent;

WHEREAS, the parties hereto desire to amend the Existing Class A-1 NPA as set forth in this Amendment to correct the calculation of interest with respect to Advances that bear interest at a rate based on Term SOFR; and

WHEREAS, each Co-Issuer has authorized the execution and delivery of this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Amendment hereby agree as follows:

Section 1.1
Amendments to the Existing Class A-1 NPA. With effect from June 30, 2023, the Existing Class A-1 NPA is hereby amended as follows:
(a)
Section 1.01 of the of the Existing Class A-1 NPA is hereby amended by inserting the following definition in the appropriate alphabetical order:

““Term SOFR Rate” means a rate per annum equal to the sum of (a) Adjusted Term SOFR and (b) 1.50%.”

(b)
Section 3.01 of the Existing Class A-1 NPA is hereby amended by deleting each reference to “Adjusted Term SOFR” and replacing it with “the Term SOFR Rate.”
Section 1.2
Effect on Class A-1 NPA. Upon the date hereof but with effect from June 30, 2023, (i) the Existing Class A-1 NPA shall be amended in accordance herewith and (ii) the parties shall be bound by the Amended Class A-1 NPA as so amended. Except as expressly set forth or contemplated in this Amendment, the terms and conditions of the Existing Class A-1 NPA shall remain in place and shall not be altered, amended, waived or changed in any manner whatsoever, except by any further amendment made in accordance with the terms of the Amended Class A-1 NPA.
Section 1.3
Capitalized Terms. Capitalized terms used and not otherwise defined herein have the meanings set forth or incorporated by reference in the Amended Class A-1 NPA.
Section 1.4
Representations and Warranties. Each of the Co-Issuers, the Manager and the Guarantors hereby represents and warrants that: (a) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as limited by debtor relief laws and equitable principles; (b) upon the date hereof (both before and after giving effect to this Amendment), no Event of Default or Default shall exist; (c) the representations and warranties set forth in the Existing Class A-1 NPA and the other Related Documents are true and correct (i) if not qualified as to materiality or Material Adverse Effect, in all material respects and (ii) if qualified as to materiality or Material Adverse Effect, in all respects as of the date originally made and as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and (d) the execution, delivery and performance by each Co-Issuer, the Manager and the Guarantors of this Amendment is within its limited liability company or corporate powers, have been duly authorized by all necessary actions, and do not and will not contravene (i) the organizational documents of each Co-Issuer, the Manager or the Guarantors or (ii) any law or regulation or any contractual restriction binding on or affecting their respective assets or property.
Section 1.5
Reaffirmation of Guarantees and Security Interests. Each Co-Issuer and the Guarantors hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated thereby. Each Co-Issuer and the Guarantors hereby (a) affirms and confirms, as applicable, its guarantees, pledges, grants and other undertakings under the Amended Class A-1 NPA and (b) agrees that (i) the Amended Class A-1 NPA shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the applicable secured party or parties thereunder.
Section 1.6
Miscellaneous
(a)
Survival and Interpretation of Existing Documents. Except as expressly provided in this Amendment, all of the terms, provisions, covenants, agreements, representations and warranties and conditions of the Existing Class A-1 NPA and the other Related Documents shall be and remain in full force and effect as written, unmodified hereby and are hereby ratified by each Co-Issuer, the Manager and the Guarantors. In the event of any conflict between the terms, provisions, covenants, representations and warranties and conditions of this Amendment and the Existing Class A-1 NPA, this Amendment shall control.

(b)
Further Assurances. Each Co-Issuer, the Manager and the Guarantors each agrees to execute such other documents, instruments and agreements and take such further actions reasonably requested by the Administrative Agent to effectuate the provisions of this Amendment.
(c)
Severability. Any term or provision of this Amendment that is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering invalid, illegal or unenforceable the remaining terms and provisions of this Amendment or affecting the validity, legality or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
(d)
Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the jurisdiction that governs the Existing Class A-1 NPA in accordance with the terms thereof.
(e)
Waiver of Jury Trial. AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS RESPECTIVE COUNSEL, EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT, THE OTHER AMENDED DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF PARTIES HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COMMITTED NOTE PURCHASERS TO EXTEND CREDIT TO EACH CO-ISSUER.
(f)
Entire Agreement. This Amendment and the Existing Class A-1 NPA (as amended hereby) and the other Related Documents embody the entire agreement and understanding between the parties and supersede all prior agreements and understandings relating to the subject matter hereof. Any exhibits or annexes attached hereto are hereby incorporated herein by reference and made a part hereof.
(g)
Binding Effect, Beneficiaries. This Amendment shall be binding upon and inure to the benefit of the parties to the Existing Class A-1 NPA and each other applicable Related Document and their respective heirs, executors, administrators, successors, legal representatives and assigns, and no other party shall derive any rights or benefits herefrom.
(h)
Construction. This Amendment shall be construed without regard to any presumption or other rule requiring construction against the party drafting this Amendment.
(i)
Notices. All notices relating to this Amendment shall be delivered in the manner and subject to the provisions set forth in the Existing Class A-1 NPA.
(j)
Counterparts. This Amendment may be executed (by electronic mail, facsimile or otherwise) in any number of counterparts, all of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
(k)
Electronic Signatures and Transmission. For purposes of this Amendment, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. Any requirement in the Indenture that a document is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed by its respective duly authorized officer as of the day and year first written above.

DOMINO’S PIZZA MASTER ISSUER LLC,
as a Co-Issuer

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: VP, Controller and Treasurer

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,
as a Co-Issuer

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: VP, Controller and Treasurer

DOMINO’S PIZZA DISTRIBUTION LLC,
as a Co-Issuer

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: VP, Controller and Treasurer

DOMINO’S IP HOLDER LLC,
as a Co-Issuer

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: VP, Controller and Treasurer

Domino’s Second Amendment to Series 2021-1 Class A-1 Note Purchase Agreement

DOMINO’S PIZZA FRANCHISING LLC
as Guarantor

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: VP, Controller and Treasurer

DOMINO’S PIZZA INTERNATIONAL FRANCHISING INC.
as Guarantor

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: VP, Controller and Treasurer

DOMINO’S PIZZA CANADIAN DISTRIBUTION ULC
as Guarantor

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: VP, Controller and Treasurer

DOMINO’S RE LLC
as Guarantor

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: VP, Controller and Treasurer

Domino’s Second Amendment to Series 2021-1 Class A-1 Note Purchase Agreement

DOMINO’S EQ LLC
as Guarantor

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: VP, Controller and Treasurer

DOMINO’S SPV GUARANTOR LLC
as Guarantor

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: VP, Controller and Treasurer

DOMINO’S PIZZA LLC
as Manager

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: VP, Controller and Treasurer

Domino’s Second Amendment to Series 2021-1 Class A-1 Note Purchase Agreement

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent

By: /s/ Jinyang Wang
Name: Jinyang Wang
Title: Executive Director

By: /s/ Erin M. Scott
Name: Erin M. Scott
Title: Executive Director

Acknowledged and Agreed to by:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,
as Committed Note Purchaser

By:/s/ Jinyang Wang
Name: Jinyang Wang
Title: Executive Director

By:/s/ Erin M. Scott
Name: Erin M. Scott
Title: Executive Director

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,
as related Funding Agent

By:/s/ Jinyang Wang
Name: Jinyang Wang
Title: Executive Director

By:/s/ Erin M. Scott
Name: Erin M. Scott
Title: Executive Director

Domino’s Second Amendment to Series 2021-1 Class A-1 Note Purchase Agreement